EXHIBIT 99.1

Media Hotline: 1-888-326-6694
Consumer Resource Center: 1-800-732-6643

Contact:	Chuck Greener	Janis Smith
	202-752-2616	202-752-6673

Number:	3430

Date:	January 18, 2005

Fannie Mae Announces Reduction in First Quarter Common Stock Dividend as Company Builds Capital

WASHINGTON, DC — The Board of Directors of Fannie Mae (FNM/NYSE) today declared its first quarter dividend on the company’s common stock of twenty-six cents ($0.26) per share and dividends on the company’s preferred stock in accordance with the terms of the stock. The Board decided to reduce the first quarter common stock dividend by 50 percent in order to accelerate an increase in the company’s capital. The Office of Federal Housing Enterprise Oversight (OFHEO) has approved payment of these dividends.

“The Board of Directors believes that this is a prudent and responsible action to take as the company moves expeditiously to increase its capital,” said Stephen Ashley, non-executive chairman of the Fannie Mae Board of Directors. Fannie Mae has submitted a capital restoration plan to OFHEO for its review and approval and is working with OFHEO to address any comments or concerns. “We look forward to continue working with OFHEO to attain the capital restoration plan,” Ashley added. Reducing the common stock dividend will contribute toward building Fannie Mae’s capital to a 30 percent surplus over its minimum capital requirement.

On December 21, 2004, OFHEO classified Fannie Mae as significantly undercapitalized as of September 30, 2004, which requires the Director of OFHEO’s approval before the payment of any dividend on Fannie Mae’s capital stock. The Board will continue to assess dividend payments for each quarter, and OFHEO has indicated that it will continue to review dividend payment requests for each quarter based upon the facts and conditions existing at the time.

The dividend payments declared by the Board are as follows:

•	a dividend on its outstanding common stock of $0.26 per share;

•	a dividend on its outstanding preferred stock, Series D, of $0.65625 per share;

•	a dividend on its outstanding preferred stock, Series E, of $0.63750 per share;

(more)

First Quarter Common Stock Dividend
Page Two

•	a dividend on its outstanding preferred stock, Series F, of $0.1713 per share;

•	a dividend on its outstanding preferred stock, Series G, of $0.2938 per share;

•	a dividend on its outstanding preferred stock, Series H, of $0.7263 per share;

•	a dividend on its outstanding preferred stock, Series I, of $0.6719 per share;

•	a dividend on its outstanding preferred stock, Series J, of $0.5895 per share;

•	a dividend on its outstanding preferred stock, Series L, of $0.6406 per share;

•	a dividend on its outstanding preferred stock, Series M, of $0.5938 per share;

•	a dividend on its outstanding preferred stock, Series N, of $0.6875 per share;

•	a dividend on its outstanding preferred stock, Series O, of $0.8847 per share; and

•	a dividend on its outstanding Convertible Series 2004-1 preferred stock, of $1,358.68 per share.

The dividend payment on the common stock will be made to registered holders of common stock as shown on the books of the corporation at the close of business on January 31, 2005, to be payable on February 25, 2005. The preferred stock dividends were declared in accordance with their respective Certificate of Designation of Terms, all of which are available on the company’s Web site, www.fanniemae.com.

A dividend of $0.65625 per share will be paid to the registered holders of preferred stock, Series D, as shown on the books of the corporation at the close of business on March 15, 2005, that is outstanding at the close of business on March 15, 2005, for the period from and including December 31, 2004, to but excluding March 31, 2005, to be payable on March 31, 2005.

A dividend of $0.63750 per share will be paid to the registered holders of preferred stock, Series E, as shown on the books of the corporation at the close of business on March 15, 2005, that is outstanding at the close of business on March 15, 2005, for the period from and including December 31, 2004, to but excluding March 31, 2005, to be payable on March 31, 2005.

A dividend of $0.1713 per share will be paid to the registered holders of preferred stock, Series F, as shown on the books of the corporation at the close of business on March 15, 2005, that is outstanding at the close of business on March 15, 2005, for the period from and including December 31, 2004, to but excluding March 31, 2005, to be payable on March 31, 2005.

(more)

First Quarter Common Stock Dividend
Page Three

A dividend of $0.2938 per share will be paid to the registered holders of preferred stock, Series G, as shown on the books of the corporation at the close of business on March 15, 2005, that is outstanding at the close of business on March 15, 2005, for the period from and including December 31, 2004, to but excluding March 31, 2005, to be payable on March 31, 2005.

A dividend of $0.7263 per share will be paid to the registered holders of preferred stock, Series H, as shown on the books of the corporation at the close of business on March 15, 2005, that is outstanding at the close of business on March 15, 2005, for the period from and including December 31, 2004, to but excluding March 31, 2005, to be payable on March 31, 2005.

A dividend of $0.6719 per share will be paid to the registered holders of preferred stock, Series I, as shown on the books of the corporation at the close of business on March 15, 2005, that is outstanding at the close of business on March 15, 2005, for the period from and including December 31, 2004, to but excluding March 31, 2005, to be payable on March 31, 2005.

A dividend of $0.5895 per share will be paid to the registered holders of preferred stock, Series J, as shown on the books of the corporation at the close of business on March 15, 2005, that is outstanding at the close of business on March 15, 2005, for the period from and including December 31, 2004, to but excluding March 31, 2005, to be payable on March 31, 2005.

In accordance with the terms of our preferred stock, Series K, on March 18, 2005, the dividend rate for Series K preferred stock will be replaced by the applicable 2-year swap rate plus 1.33 percent. The dividend for the period from and including December 31, 2004, to but excluding March 31, 2005, is therefore subject to the approval of our Board of Directors after the new rate is determined but before the payment date on March 31, 2005.

A dividend of $0.6406 per share will be paid to the registered holders of preferred stock, Series L, as shown on the books of the corporation at the close of business on March 15, 2005, that is outstanding at the close of business on March 15, 2005, for the period from and including December 31, 2004, to but excluding March 31, 2005, to be payable on March 31, 2005.

(more)

First Quarter Common Stock Dividend
Page Four

A dividend of $0.5938 per share will be paid to the registered holders of preferred stock, Series M, as shown on the books of the corporation at the close of business on March 15, 2005, that is outstanding at the close of business on March 15, 2005, for the period from and including December 31, 2004, to but excluding March 31, 2005, to be payable on March 31, 2005.

A dividend of $0.6875 per share will be paid to the registered holders of preferred stock, Series N, as shown on the books of the corporation at the close of business on March 15, 2005, that is outstanding at the close of business on March 15, 2005, for the period from and including December 31, 2004, to but excluding March 31, 2005, to be payable on March 31, 2005.

A dividend of $0.8847 per share will be paid to the registered holders of preferred stock, Series O, as shown on the books of the corporation at the close of business on March 15, 2005, that is outstanding at the close of business on March 15, 2005, for the period from and including December 30, 2004, to but excluding March 31, 2005, to be payable on March 31, 2005.

A dividend of $1,358.68 per share will be paid to the registered holders of Convertible Series 2004-1 preferred stock, as shown on the books of the corporation at the close of business on March 15, 2005, that is outstanding at the close of business on March 15, 2005, for the period from and including December 30, 2004, to but excluding March 31, 2005, to be payable on March 31, 2005.

# # #

Fannie Mae is a New York Stock Exchange company and the largest non-bank financial services company in the world. It operates pursuant to a federal charter and is the nation’s largest source of financing for home mortgages. Fannie Mae has pledged through its “American Dream Commitment” to expand access to homeownership for millions of first-time home buyers; help raise the minority homeownership rate to 55 percent; make homeownership and rental housing a success for millions of families at risk of losing their homes; and expand the supply of affordable housing where it is needed most. Since 1968, Fannie Mae has provided $6.3 trillion of mortgage financing for 63 million families. More information about Fannie Mae can be found on the Internet at http://www.fanniemae.com.

Style Usage: Fannie Mae’s Board of Directors has authorized the company to operate as “Fannie Mae,” and the company’s stock is now listed on the NYSE as “FNM.” In order to facilitate clarity and avoid confusion, news organizations are asked to refer to the company exclusively as “Fannie Mae.”